UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2013

New Source Energy Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

914 North Broadway, Suite 230 Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 272-3028

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This current report on Form 8-K/A ("Amendment No. 1") amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") by New Source Energy Partners L.P. ("NSLP” or the “Partnership") on October 10, 2013 (the “Initial 8-K”) in connection with its acquisition on October 4, 2013 of certain oil and gas properties located in Oklahoma (the “Acquisition Properties”) from Scintilla, LLC, an Oklahoma limited liability company.

The Initial 8-K also stated that the required financial statements and pro forma financial information related to the Acquisition Properties would be filed by an amendment to the Initial 8-K. This Amendment No. 1 amends and supplements the Initial 8-K to provide certain financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired. The audited statements of revenues and direct operating expenses, including notes thereto, for the Acquisition Properties for the years ended December 31, 2012 and 2011 and the unaudited statements of revenues and direct operating expenses for the nine months ended September 30, 2013 and 2012 and the independent registered public accounting firm’s report related thereto, are attached hereto as Exhibit 99.1.

(b)     Pro forma financial information. The unaudited pro forma combined balance sheet at September 30, 2013, which gives effect to the acquisitions of the Acquisition Properties, and the unaudited combined pro forma statements of operations for the year ended December 31, 2012 and nine months ended September 30, 2013, which each give effect to the acquisition of the Acquisition Properties and certain oil and gas properties acquired on March 29, 2013, previously reported (the "March Acquisition"), are attached hereto as Exhibit 99.2.

(c)     Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm - BDO USA, LLP
99.1

The audited statements of revenues and direct operating expenses, including the notes thereto, for the years ended December 31, 2012 and 2011 of the Acquisition Properties and the unaudited statements of revenues and direct operating expenses for the nine months ended September 30, 2013 and 2012.

99.2

The unaudited pro forma combined balance sheet at September 30, 2013 and the unaudited combined pro forma statements of operations for the year ended December 31, 2012 and nine months ended September 30, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Source Energy Partners L.P.

By:	New Source Energy GP, LLC, its general partner

/s/ Kristian B. Kos
Kristian B. Kos
President and Chief Executive Officer

Date: December 19, 2013

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EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm - BDO USA, LLP
99.1

The audited statements of revenues and direct operating expenses, including the notes thereto, for the years ended December 31, 2012 and 2011 of the Acquisition Properties and the unaudited statements of revenues and direct operating expenses for the nine months ended September 30, 2013 and 2012.

99.2

The unaudited pro forma combined balance sheet at September 30, 2013 and the unaudited combined pro forma statements of operations for the year ended December 31, 2012 and nine months ended September 30, 2013.

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